Exhibit 99.1

FOR IMMEDIATE RELEASE - EARNINGS

HOUSTON, July 29, 2015 -- Atwood Oceanics, Inc. (NYSE: ATW) ("Company"), announced today that it had earned net income of $113.0 million or $1.73 per diluted share, on revenues of $330.6 million for the quarter ended June 30, 2015 compared to net income of $122.7 million or $1.89 per diluted share on revenues of $350.4 million for the quarter ended March 31, 2015 and compared to net income of $71.9 million or $1.11 per diluted share, on revenues of $292.8 million for the quarter ended June 30, 2014. For the nine months ended June 30, 2015, the Company earned net income of $281.9 million or $4.33 per diluted share, on revenues of $1.03 billion compared to net income of $228.6 million or $3.52 per diluted share, on revenues of $850.6 million for the nine months ended June 30, 2014.

	For the Three Months Ended
	(Unaudited)
(In thousands, except per share amounts)	June 30, 2015	March 31, 2015	June 30, 2014
Revenues	$330,562	$350,387	$292,777

Income before Income Taxes	$122,539	$134,976	$79,365
Provision for Income Taxes	(9,547)	(12,307)	(7,440)
Net Income	$112,992	$122,669	$71,925

Earnings per Common Share -
Basic	$1.75	$1.90	$1.12
Diluted	$1.73	$1.89	$1.11

	For the Nine Months Ended
	(Unaudited)
(In thousands, except per share amounts)	June 30, 2015	June 30, 2014
Revenues	$1,032,675	$850,580

Income before Income Taxes	$312,855	$270,908
Provision for Income Taxes	(30,976)	(42,286)
Net Income	$281,879	$228,622

Earnings per Common Share -
Basic	$4.37	$3.56
Diluted	$4.33	$3.52

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Nine Months Ended June 30,
(In thousands, except per share amounts)	2015	2014	2015	2014
REVENUES:
Contract drilling	$317,531	$264,925	$992,913	$798,544
Revenues related to reimbursable expenses	13,031	27,852	39,762	52,036
Total revenues	330,562	292,777	1,032,675	850,580

COSTS AND EXPENSES:
Contract drilling	134,258	128,586	401,847	388,715
Reimbursable expenses	9,066	23,493	29,634	41,095
Depreciation	42,534	37,601	129,637	107,376
General and administrative	10,473	12,844	42,619	47,688
Asset impairment	—	—	60,777	—
(Gain) loss on sale of assets	27	7	15,362	(34,072)
Other, net	—	(212)	—	(1,815)
	196,358	202,319	679,876	548,987

OPERATING INCOME	$134,204	$90,458	$352,799	$301,593

OTHER INCOME (EXPENSE):
Interest expense, net of capitalized interest	(11,677)	(11,219)	(40,028)	(30,932)
Interest income	12	126	84	247
	(11,665)	(11,093)	(39,944)	(30,685)

INCOME BEFORE INCOME TAXES	122,539	79,365	312,855	270,908
PROVISION FOR INCOME TAXES	9,547	7,440	30,976	42,286
NET INCOME	$112,992	$71,925	$281,879	$228,622

EARNINGS PER COMMON SHARE:
Basic	$1.75	$1.12	$4.37	$3.56
Diluted	$1.73	$1.11	$4.33	$3.52
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	64,649	64,309	64,557	64,204
Diluted	65,130	65,060	65,063	65,023

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED ANALYSIS OF REVENUES AND DRILLING COSTS

	REVENUES
	Three Months Ended			Nine Months Ended
(In millions)	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Ultra-Deepwater	$174	$183	$118	$524	$326
Deepwater	77	82	70	257	241
Jackups	67	73	77	212	232
Reimbursable	13	12	28	40	52
	$331	$350	$293	$1,033	$851

	DRILLING COSTS
	Three Months Ended			Nine Months Ended
(In millions)	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Ultra-Deepwater	$75	$68	$44	$206	$125
Deepwater	29	32	52	102	157
Jackups	29	30	32	91	102
Reimbursable	9	9	23	30	41
Other	1	1	1	3	5
	$143	$140	$152	$432	$430

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)	June 30, 2015	September 30, 2014
	(Unaudited)
ASSETS
Cash	$74,504	$80,080
Accounts receivable	257,320	242,684
Income tax receivable	10,128	6,260
Inventories of materials and supplies	137,949	132,368
Prepaid expenses, deferred costs and other current assets	20,857	36,415
Total current assets	500,758	497,807

Property and equipment, net	4,188,794	3,967,028

Other receivables	11,831	11,831
Deferred income taxes	165	589
Deferred costs and other assets	22,697	29,973
Total assets	$4,724,245	$4,507,228

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$85,650	$94,315
Accrued liabilities	19,765	19,158
Dividends payable	16,163	16,090
Short-term debt	—	11,885
Interest payable	18,261	8,099
Income tax payable	8,784	14,234
Deferred credits and other liabilities	4,333	3,596
Total current liabilities	152,956	167,377

Long-term debt	1,716,247	1,742,122
Deferred income taxes	835	783
Deferred credits	3,320	4,100
Other	37,909	37,322
Total long-term liabilities	1,758,311	1,784,327

Commitments and contingencies

Preferred stock, no par value, 1,000 shares authorized, none outstanding	—	—
Common stock, $1.00 par value, 180,000 shares authorized with 64,653 issued and outstanding at June 30, 2015 and 180,000 shares authorized and 64,362 shares issued and outstanding at September 30, 2014	64,653	64,362
Paid-in capital	209,541	201,464
Retained earnings	2,535,619	2,286,137
Accumulated other comprehensive income	3,165	3,561
Total shareholders' equity	2,812,978	2,555,524
Total liabilities and shareholders' equity	$4,724,245	$4,507,228

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH

	Nine Months Ended June 30,
(In thousands)	2015	2014
Cash flows from operating activities:
Net income	$281,879	$228,622
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	129,637	107,376
Amortization	5,179	5,876
Provision for doubtful accounts and inventory obsolescence	3,337	1,905
Deferred income tax benefit	(3,453)	(649)
Share-based compensation expense	9,277	10,924
Asset impairment	60,777	—
(Gain) loss on sale of assets	15,362	(34,072)
Changes in assets and liabilities:
Accounts receivable	(17,917)	(5,069)
Income tax receivable	(3,868)	(1,425)
Inventories of materials and supplies	(16,917)	(8,816)
Prepaid expenses, deferred costs and other current assets	13,274	14,100
Deferred costs and other assets	(341)	(10,512)
Accounts payable	(17,511)	(11,303)
Accrued liabilities	24,049	15,118
Income tax payable	(5,450)	6,032
Deferred credits and other liabilities	6,291	21,141
Net cash provided by operating activities	483,605	339,248

Cash flows from investing activities:
Capital expenditures	(420,077)	(564,119)
Proceeds from sale of assets	2,339	61,516
Net cash used in investing activities	(417,738)	(502,603)

Cash flows from financing activities:
Borrowings from credit facilities	225,000	370,000
Repayments on credit facilities	(250,000)	(165,000)
Repayments on short-term debt, net	(11,885)	(8,071)
Dividends paid	(32,397)	—
Proceeds from exercise of stock options	1,279	3,468
Debt issuance costs paid	(3,440)	(6,650)
Net cash (used) provided by financing activities	(71,443)	193,747
Net increase (decrease) in cash and cash equivalents	(5,576)	30,392
Cash and cash equivalents, at beginning of period	80,080	88,770
Cash and cash equivalents, at end of period	$74,504	$119,162

Non-cash activities:
Increase in accounts payable and accrued liabilities related to capital expenditures	$(15,501)	$(13,573)

Atwood Oceanics, Inc. is a leading offshore drilling company engaged in the drilling and completion of exploration and development wells for the global oil and gas industry. The Company currently owns 12 mobile offshore drilling units and is constructing two ultra-deepwater drillships. The Company was founded in 1968 and is headquartered in Houston, Texas. Atwood Oceanics, Inc. common stock is traded on the New York Stock Exchange under the symbol "ATW."

As part of our ongoing commitment to our shareholders, Atwood Oceanics uses a variety of Social Networks sites to disseminate company information. For a full list of the official Social Media pages for Atwood Oceanics, please visit the Social Media Disclaimer page of our IR site at: http://ir.atwd.com/GenPage.aspx?IID=4010374&GKP=210376.

Conference Call

The Company has scheduled a conference call and webcast related to its third quarter 2015 results on Thursday, July 30, 2015, at 9:00 a.m. CDT. Interested parties are invited to listen to the call by dialing 1-800-894-5910, or internationally 1-785-424-1052, Conference ID - 36982. Interested parties may also listen over the Internet through a link posted in the Investor Relations section of the Company's Web site at http://services.choruscall.com/links/atw150730

A replay of the conference call will be available on the Company's Web site following the end of the live call.

Contact: Mark W. Smith
Senior Vice President & CFO
(281) 749-7840